Lease Termination (Q2)	6 Months Ended
Jun. 30, 2026
Leases [Abstract]
Lease Termination
13. Lease Termination
On May 7, 2026 (the “Modification Date”), we entered into an Agreement for Termination of Lease and Voluntary Surrender of Premises (the “Lease Termination”) with ARE-770/784/790 Memorial Drive, LLC (the “Landlord”), pursuant to which we and the Landlord agreed to terminate that certain lease, dated June 1, 2021, as amended, by and between us and the Landlord (the “Lease”), effective October 31, 2026 (the “Lease Termination Date”). Either party may elect to accelerate the Lease Termination Date by providing 30 days’ prior written notice to the other party, provided that such notice is given no earlier than July 1, 2026 (the “Termination Option”). Under the Lease, we leased approximately 25,778 square feet of space, consisting of the entire building located at 200 Talcott Avenue, Watertown, Massachusetts. Pursuant to the Lease Termination, we paid the Landlord an aggregate termination fee of $2.7 million, which represented full satisfaction of all remaining payments and other financial obligations due from us to the Landlord under the Lease including, without limitation, Base Rent (as defined in the Lease) for the months of May 2026 through October 2026. We have no further rent obligations to the Landlord pursuant to the Lease after the Lease Termination Date.
We have assessed the Lease Termination and have concluded that it represents a modification to the Lease within the scope of ASC Topic 842, Leases (“ASC 842”). Upon the execution of the Lease Termination, we were reasonably certain that the Termination Option would be exercised, and accordingly we estimated that the lease would terminate on July 31, 2026 for purposes of measuring the modified lease liability. On the Modification Date, we measured our modified lease liability to be $2.5 million. We reduced our lease liability to the modified lease liability through an adjustment to our right-of-use asset as of the Modification Date. We have recognized a reduction to our operating expenses during the three and six months ended June 30, 2026 in the amount of $1.1 million, representing the remaining reduction in our lease liability required after our right-of-use asset was reduced to zero. The reduction to our operating expenses has been allocated between research and development and general and administrative operating expenses proportionately with how the operating lease costs have been allocated over the term of the Lease.
As a result of the Lease Termination, we have determined that the estimated useful lives for the majority of our property and equipment will no longer extend beyond July 31, 2026. We have recognized additional depreciation expense during the three and six months ended June 30, 2026 as a result of the change in the estimated useful lives, and will continue to recognize higher-than-expected depreciation expense during each period until our property and equipment is fully depreciated or disposed of.
On July 1, 2026, the Landlord exercised the Termination Option to terminate the Lease, effective July 31, 2026.